Events After the Reporting Period	6 Months Ended
Jun. 30, 2024
Events After the Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD

NOTE 11:- EVENTS AFTER THE REPORTING PERIOD

a.

On July 8, 2024, the Company announced that it signed a non-binding letter of intent (the “LOI”) to spin off its advanced clinical stage pharmaceutical portfolio and its equity stake in SciSparc Nutraceuticals Inc. (collectively, the “Target Assets”). The LOI references a proposed asset and share purchase agreement (the “Asset and Share Purchase Agreement”), the definitive agreement of which is to be negotiated between the Company and Miza III Ventures Inc. (“Miza”) (TSXV: MIZA.P), a publicly traded company on the Toronto Stock Exchange Venture in Canada.

The Asset and Share Purchase Agreement is based on the approximate total USD 3.3 million (CAD 4.5 million) enterprise value of Miza, when including its $1,000 cash position, and an approximate $11,600 (CAD 15.8 million) value of SciSparc’s assets.

Pursuant to the LOI, SciSparc will sell, assign, convey and transfer to Miza the Target Assets in consideration for 63,300,000 common shares of Miza and up to 48,000,000 Miza contingent rights based on pre-determined milestones. Following the closing of such transaction, SciSparc would hold a controlling interest in Miza, the exact percentage of which is contingent on agreeing definitive terms between the parties. The resulting entity, of which SciSparc will hold a stake in the resulting entity ranging from a minimum of approximately 75% to a maximum of 84.53%, will be active in both the pharmaceutical and supplement sectors.

b.	From July 16, 2024, through September 17, 2024, the Company has sold 4,817,626 ordinary shares in respect of the SEPA for proceeds of $3,576.

c.

On August 13, 2024, the Company entered into an exclusive patent license agreement (the “License Agreement”) for the out-licensing of its SCI-160 program (the “Assets”) with Polyrizon Ltd. (the “Licensee”). According to the License Agreement, SciSparc granted the Licensee a royalty-bearing, exclusive, sub-licensable right and license to the Assets (the “License”). In consideration for the License, the Company received and will receive certain shares of the Licensee, reflecting an issue price of $3,000, and royalties from sales related to and income generated from the Assets. Further, the Licensee will pay SciSparc pre-determined fees upon the completion of certain development milestones relating to the Assets.

d.

On September 26, 2024, the Company signed a non-binding letter of intent (“LOI”) to sell its entire ownership interest in MitoCareX to a publicly-traded company in the United States (“the Purchaser”). SciSparc currently owns 52.73% of the issued and outstanding share capital of MitoCareX. Pursuant to the terms of the LOI, initially, in exchange for transferring and selling to the Purchaser a number of ordinary shares of MitoCareX that constitute 27% of the Company’s ownership in MitoCareX, SciSparc will receive in cash consideration of $700. Subsequent to this first phase, SciSparc will transfer to the Purchaser the remaining 73% of its ownership stake in MitoCareX in exchange for a certain number of shares based on the valuation of the Purchaser equal to $8,000 and a valuation of MitoCareX equal to $5,000 (the latter of which includes the $700 in cash consideration for SciSparc’s shares described above). The LOI also includes provisions for additional milestones that, upon achievement, could increase the consideration paid by the Purchaser to SciSparc from $5,000 to $7,000. The details of the full terms of this transaction are subject to negotiation and execution of definitive agreements.